SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                   PAUL-SON GAMING CORPORATION
        (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          (NAME OF PERSON(S) FILING PROXY STATEMENT IF
                    OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
     6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ]  $500  per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[ ]  Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

          1.   Title   of  each  class  of  securities  to  which
               transaction applies:

               __________________________________________________

          2.   Aggregate   number   of   securities   to    which
               transaction applies:
               __________________________________________________

          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               __________________________________________________
               __________________________________________________

          4.   Proposed maximum aggregate value of transaction:
               __________________________________________________

          5.   Total fee paid: __________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.   Amount Previously Paid:___________________________

          2.   Form, Schedule or Registration Statement No.:
               __________________________________________________

          3.   Filing Party:_____________________________________

          4.   Date Filed:_______________________________________

                   PAUL-SON GAMING CORPORATION

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         OCTOBER 17, 1996

To the Stockholders of Paul-Son Gaming Corporation:

  The annual meeting of the stockholders of Paul-Son Gaming Corporation (the "Company") will be held at Treasure Island at the Mirage, 3300 South Las Vegas Boulevard, Las Vegas, Nevada 89109, on Thursday, October 17, 1996, at 10:00 a.m. local time, for the following purposes:

     (1) to elect Eric P. Endy and Richard W. Scott as directors of the Company;

     (2)  to  approve  and  ratify an amendment to  the  Paul-Son
          Gaming Corporation 1994 Long-Term Incentive Plan; and

     (3) to transact such other business as may properly come before the meeting.

Only  stockholders of record at the close of business  on  August
28, 1996 are entitled to notice of and to vote at the annual meeting. The stock transfer books will not be closed.

  Stockholders are cordially invited to attend the annual meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND TO FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

  A copy of the 1996 Annual Report to Stockholders, including financial statements for the twelve months ended May 31, 1996, is enclosed.

                              By order of the Board of Directors,

                              /s/ Laurence A. Speiser

                              Laurence A. Speiser, Secretary

DATED:  August 29, 1996

                   Paul-Son Gaming Corporation

                         PROXY STATEMENT

                        TABLE OF CONTENTS

PROXY STATEMENT                                                 1

VOTING SECURITIES                                               1

ELECTION OF DIRECTORS                                           2

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND
  EXECUTIVE OFFICERS                                            3
     Directors and Executive Officers                           3
     Committees of the Board of Directors                       4
     Board of Directors' Meetings                               5
     Compensation of Non-Employee Directors                     5

COMPENSATION OF EXECUTIVE OFFICERS                              6
     Employment Agreement                                       6
     Compensation Committee and Incentive Plan
       Committee Report on Executive Compensation               7
     Compensation Committee and Incentive Plan
       Committee Interlocks and Insider Participation           7
     Stock Performance Chart                                    8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                  9
     Services and Products Provided by Related Parties          9
     Indemnification of Directors and Officers                  9

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE        10

RATIFICATION OF AN AMENDMENT TO THE PAUL-SON
  GAMING CORPORATION 1994 LONG-TERM INCENTIVE PLAN             10
     Incentive Plan Description                                11
     Federal Tax Consequences of Options                       12

INTEREST IN CERTAIN MATTERS TO BE ACTED UPON                   13

INDEPENDENT PUBLIC ACCOUNTANTS                                 13

VOTING PROCEDURES                                              13

1997 ANNUAL MEETING OF STOCKHOLDERS                            14

OTHER BUSINESS                                                 14

                   PAUL-SON GAMING CORPORATION

                      2121 Industrial Road
                    Las Vegas, Nevada  89102

                         PROXY STATEMENT

  This Proxy Statement is furnished to the stockholders of Paul-Son Gaming Corporation (the "Company") in connection with the annual meeting (the "Annual Meeting") of stockholders of the Company to be held at Treasure Island at the Mirage, 3300 South Las Vegas Boulevard, Las Vegas, Nevada 89109, on Thursday, October 17, l996, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders ("Notice").

  THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about August 29, 1996. Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Laurence A. Speiser, Secretary, at the Company's principal address before the Annual Meeting, by delivering to the Company a duly executed proxy bearing a later date, or by notifying the Company at the Annual Meeting prior to the commencement of the Annual Meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the Annual Meeting, or any adjournment thereof.

  None of the proposals to be voted on at the Annual Meeting creates a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

  The expenses of making the solicitation will consist of the costs of preparing, printing, and mailing the proxies and proxy statements and the charges and expenses of brokerage houses, custodians, nominees or fiduciaries for forwarding such documents to security owners. These are the only contemplated expenses of solicitation, and they will be paid by the Company.

                        VOTING SECURITIES

  The close of business on August 28, 1996 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of common stock, par value $.01 ("Common Stock"), of the Company, with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation. The number of outstanding shares of Common Stock at the close of business on August 28, 1996 was 3,324,000. Stockholders do not possess the right to cumulate their votes for the election of directors.

  The Company's Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 ("Preferred Stock"), in one or more series, with such rights, preferences, restrictions, and privileges as may be fixed by the Company's Board of Directors, without further action by the Company's stockholders. The issuance of the Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company. None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

  The following is a list of the beneficial stock ownership at the close of business on July 31, 1996 of (1) all persons who beneficially owned more than 5% of the outstanding Common Stock,
(2) all directors, and (3) all executive officers and directors as a group. These share amounts are based upon record-ownership listings as of that date, according to the Securities and Exchange Commission Forms 3 and 4 and Schedules 13D of which the Company has received copies, and according to verifications as of August 15, 1996, which the Company solicited and received from each executive officer and director:

                                        Amount and Nature of
Title of      Name and Address of            Beneficial         Percent of
  Class         Beneficial Owner        Ownership<F1>, <F2>     Class<F2>

Common          Paul S. Endy<F3>           1,756,445<F3>          52.8
            2121 S. Industrial Road
            Las Vegas, Nevada  89102

Common            Eric P. Endy                107,555              3.2

Common        Laurence A. Speiser                --                 *

Common           Jerry G. West               2,000<F4>              *

Common          Martin S. Winick             1,000<F5>              *

Common          Richard W. Scott             1,000<F5>              *

Common       All executive officers        1,868,700<F7>          56.1
            and directors as a group
                  (8 persons)

*Beneficial  ownership  does not exceed  1%  of  the  outstanding
Common Stock.
<F1> Unless otherwise noted, the persons identified in this table have sole voting and investment power with regard to the shares beneficially owned.
<F2> Includes shares issuable upon exercise of options which  are exercisable within 60 days of the stated date.
<F3> Paul  S.  Endy's shares are held of record by  the  Paul  S.
     Endy, Jr. Living Trust.
<F4> Includes options to purchase 2,000 shares issuable under the
     1994 Directors' Stock Option Plan (the "Directors' Plan").
<F5> Includes options to purchase 1,000 shares issuable under the
     Directors' Plan.
<F6> Includes options to purchase 1,000 shares issuable under the
     Directors' Plan.
<F7> Includes options to purchase 4,000 shares issuable under the
     Directors' Plan.

                      ELECTION OF DIRECTORS

  The Company's Board of Directors consists of six persons in three categories who are elected for staggered terms of three years each. Two directors' terms expire at the Annual Meeting; two in 1997; and two in 1998. Directors are to serve until their successors are elected and have been qualified.

  Each Company director may be required to be found suitable or qualified, as applicable, by the Nevada Gaming Commission or the New Jersey Casino Control Commission, as well as relevant regulatory agencies in any of the other jurisdictions in which the Company is licensed or conducts business (collectively, the "Gaming Authorities"), to serve as a director of the Company. No directors of the Company have been found unsuitable or unqualified, as applicable, by the Gaming Authorities. Should any director not be found suitable or qualified, as applicable, by one or more of the Gaming Authorities, that person will not be eligible to continue on the Board of Directors and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

  If the enclosed proxy is duly executed and received in time for the meeting, and if no contrary specification is made as provided therein, the proxy will be voted in favor of the nominees, Eric P. Endy and Richard W. Scott, for terms expiring in 1999. Both of the nominees have consented to serve if elected and the Board of Directors presently has no knowledge or reason to believe that either of the nominees will be unable to serve. If either such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace either such nominee. Any additional vacancies on the Board of Directors which occur during the year will be filled, if at all, by the Board of Directors through an appointment of an individual to serve until the next annual meeting of stockholders. There will be no cumulative voting for the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR  OF
THE ELECTION OF MESSRS. ENDY AND SCOTT TO THE BOARD OF DIRECTORS

                INFORMATION CONCERNING THE BOARD
               OF DIRECTORS AND EXECUTIVE OFFICERS

  The following information is furnished with respect to each member or nominee to the Board of Directors, each of whom, unless otherwise indicated, has served as a director continuously since the year shown opposite his name. Similar information is provided for the Company's executive officers. There are no family relationships between or among any directors, nominees to the Board of Directors or executive officers of the Company, except Eric P. Endy is the son of Paul S. Endy.

DIRECTORS AND EXECUTIVE OFFICERS

  The directors and executive officers of the Company are as follows:

                                                        Position
                              Director      Term        with the
Name                   Age     Since      Expires       Company

Paul S. Endy            68      1993        1997     Chairman of the Board
                                                       and Chief Executive
                                                       Officer

Eric P. Endy            41      1993        1996     President and Director
                                                       (Nominee to the Board
                                                       for term expiring in
                                                       1999)

Laurence A. Speiser     44      1993        1997     Secretary and Director

Jerry G. West           53      1994        1998     Director

Martin S. Winick        46      1995        1998     Director

Richard W. Scott        58      1995        1996     Director (Nominee to the
                                                       Board for term expiring
                                                       in 1999)

Louis W. DeGregorio     41       --          --      Senior Vice President of
                                                       Sales

Kirk Scherer            38       --          --      Treasurer and Chief
                                                       Financial Officer


  PAUL  S.  ENDY  has  been Chairman of the  Company's  Board  of
Directors since the Company's inception in 1993 and Chief Executive Officer since January 1994. Mr. Endy has been Chairman of the Board and President of Paul-Son Gaming Supplies, Inc. ("Paul-Son Supplies"), formerly Paul-Son Dice and Card, Inc., since 1969 and Paul-Son Mexicana S.A. de C.V. since 1987. Until their mergers with Paul-Son Supplies in March 1994, Mr. Endy had been Chairman of the Board and President of Paul-Son Casino Supplies of New Jersey, Inc. since 1979, and of Paul-Son Playing Cards, Inc. ("PSPC") since 1969. From 1969 until its purchase by the Company in March 1994, Mr. Endy was the sole proprietor of C.J. Sisk ("Sisk"). Mr. Endy is the father of Eric P. Endy.

  ERIC P. ENDY has been a Director of the Company since its inception in 1993 and President since January 1994. From January 1994 to July 1995, Mr. Endy was Chief Operating Officer of the Company. Since July 1990, Mr. Endy has been Executive Vice President and General Manager of Paul-Son Supplies. From 1988 to March 1994, Mr. Endy served as a Director of PSPC. Mr. Endy has been a board member of the National Indian Gaming Association since 1991. Since 1989, Mr. Endy has been an advisor to the International Gaming Business Exposition. Mr. Endy is the son of Paul S. Endy.

  LAURENCE A. SPEISER has been a Director of the Company since its inception in 1993, and Secretary since January 1994. From 1978 to the present, Mr. Speiser has provided legal services to the Company and its affiliates. Mr. Speiser is the President, Director and sole stockholder of the law firm of Laurence A. Speiser, Ltd., Las Vegas, Nevada. See "Certain Relationships and Related Transactions - Services and Products Provided by Related Parties." Mr. Speiser is licensed to practice law in Nevada, California and Colorado.

  JERRY G. WEST has been a Director of the Company since April 1994. Mr. West is currently self employed as a private investigator licensed in the state of Nevada. From 1969 to April 1993, Mr. West was a special agent with the United States Federal Bureau of Investigation, serving the majority of that time with the Organized Crime Squad and the last five years with the Reactive Crime Squad.

  MARTIN S. WINICK has been a Director since July 1995. Since August 1995, Mr. Winick has been a retail securities broker and Senior Vice President at the securities firm of Mesirow Financial, Cleveland, Ohio. Mr. Winick was Senior Vice President, Marketing Director of Corporate Finance and a retail securities broker for the securities firm of Rodman & Renshaw, Cleveland, Ohio, from February 1993 to August 1995. Mr. Winick was also a retail securities broker for the securities firms of Dean Witter Reynolds, Cleveland, Ohio, from February 1991 to January 1993; and Cowen & Co., Cleveland, Ohio, from September 1982 to January 1991.

  RICHARD W. SCOTT has been a Director since July 1995. From 1986 to 1994, Mr. Scott was Vice President and, since 1994, Mr. Scott has been President of Sports Media Network, Las Vegas, Nevada, a licensed disseminator of live horse and dog race information to Nevada sports books. From 1962 to 1986, Mr. Scott was a Nevada licensed veterinarian.

  LOUIS W. DEGREGORIO has been Senior Vice President of Sales of the Company since January 1994 and Sales Manager of Paul-Son Supplies since 1983. From 1973 to 1983, Mr. DeGregorio worked as a Production Manager and in other positions of the casino chip department of Paul-Son Supplies.

  KIRK SCHERER has been Treasurer and Chief Financial Officer of the Company since July 1995. From May 1993 to July 1995, Mr. Scherer was Chief Financial Officer of American Nutrition Corporation, Las Vegas, Nevada, a private label food contract manufacturer. From February 1993 to May 1993, Mr. Scherer, a certified public accountant, was an accounting supervisor with the accounting firm of McGladrey & Pullen, Las Vegas, Nevada. From May 1988 to February 1993, Mr. Scherer owned and operated an accounting firm in Las Vegas, Nevada.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors has five standing committees: the Audit Committee; the Compensation Committee; the 1994 Long-Term Incentive Plan Committee (the "Incentive Plan Committee"); the 1994 Directors' Stock Option Plan Committee (the "Directors' Plan Committee"); and the Compliance Committee.

  The  Audit Committee is comprised of Jerry G. West and  Richard
W. Scott. The Audit Committee's function is to review reports of independent public accountants to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company's auditors to determine the scope of compliance and any deficiencies; to consider selection of independent public accountants; to review certain related party transactions; and to make periodic reports on such matters to the Board of Directors. The Audit Committee met four times during the twelve months ended May 31, 1996.

  The  Compensation Committee consists of Jerry G. West,  Richard
W. Scott and Martin S. Winick. The Compensation Committee's function is to review and make recommendations to the Board of Directors with respect to the salaries and bonuses for the Company's executive officers and the fees for the Company's directors. The Compensation Committee took certain action by consent but did not meet during the twelve months ended May 31, 1996.

  The Incentive Plan Committee consists of Jerry G. West and Richard W. Scott. From October 16, 1996 until July 29, 1996, Martin S. Winick also served on the Incentive Plan Committee. The Incentive Plan Committee's function is to administer the 1994 Long-Term

  Incentive Plan (the "Incentive Plan"), including: determining such matters as the persons to whom awards will be granted, the number of shares to be awarded, when the awards will be granted, when the awards will vest, and the terms and provisions of the instruments evidencing the awards; interpreting the Incentive Plan; and notifying the Company's Board of Directors of all decisions concerning awards granted to Incentive Plan participants. The Incentive Plan Committee took certain action by consent but did not meet during the twelve months ended May 31, 1996.

  The Directors' Plan Committee consists of Eric P. Endy and Martin S. Winick. Neither Eric P. Endy nor Martin S. Winick is eligible to participate in the Directors' Plan. The Directors' Plan Committee administers the Directors' Plan; however, it has no discretion to determine or vary any matters which are fixed under the terms of the Directors' Plan. Fixed matters include, but are not limited to, which non-employee directors will receive awards, the number of shares of Common Stock subject to each option award, the exercise of any option, and the means of
acceptable   payment  for  the  exercise  of  the  option.    The
Directors'   Plan  Committee  has  the  authority  to   otherwise
interpret the Directors' Plan and make all determinations necessary or advisable for its administration. All decisions of the Directors' Plan Committee are subject to approval by the Board of Directors. The Director's Plan Committee took certain action by consent but did not meet during the twelve months ended May 31, 1996.

  A Compliance Committee was organized in July 1996. Jerry G. West is the independent director member of the Compliance Committee. The remainder of the Compliance Committee consists of Company employees, including Eric P. Endy. The Compliance Committee's function is to oversee implementation of and compliance with internal operating systems which will ensure compliance with all gaming laws applicable to the Company's operations. Membership on the Compliance Committee is subject to the administrative approval of the Chairman of the Nevada State Gaming Control Board.

BOARD OF DIRECTORS' MEETINGS

  The Board of Directors of the Company meets at least quarterly and in the fiscal year ended May 31, 1996, the Board of Directors held eight meetings. All of the incumbent directors attended at least 75% of (i) the meetings of the Board of Directors held during the period for which they have been a director and (ii) the meetings held by all committees of the Board of Directors on which they served.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

  Annual directors' fees of $10,000 are paid to directors who are not employees or consultants of the Company. Each director may be reimbursed for certain expenses incurred in connection with attendance at Board of Directors and committee meetings.

  Additionally, certain non-employee directors who are not consultants to the Company are granted options to purchase Common Stock under the Directors' Plan. Under the Directors' Plan, such directors initially receive a one-time option to purchase 3,000 shares of Common Stock following such Director's election to the Board of Directors. Thereafter, each such director receives a grant to purchase 1,000 shares of Common Stock each year, beginning on the third anniversary of such Director's election to the Board of Directors. In addition, each year such directors also receive options to purchase 1,000 shares of Common Stock for serving on the following committees for at least six months during the twelve months prior to the date of grant: (i) the Audit Committee; (ii) the Compliance Committee; and (iii) the Compensation Committee.

  Under the terms of the Directors' Plan, the initial option grant is exercisable to the extent of vesting. The initial option vests over a three-year period, with one-third of the initial option vesting upon each anniversary of such non-employee director's election to the Board of Directors. Annual option grants are fully vested upon grant, but are only exercisable six months and one day from the date of grant. Unless special circumstances exist, each option expires on the later of the tenth anniversary of the date of its grant or nine months after the non-employee director retires. The option exercise price is the fair market value, as defined under the Directors' Plan, of the Common Stock on the date such option is granted.

  There were options to purchase 6,000 shares of Common Stock granted during the year ended May 31,1996 under the Directors' Plan; options to purchase 3,000 shares of Common Stock were granted each to Richard W. Scott and Martin S. Winick upon their appointment to the Board of Directors of the Company in July 1995. The Company's non-employee directors who are currently eligible to participate in the Directors' Plan are Jerry G. West and Richard W. Scott.

               COMPENSATION OF EXECUTIVE OFFICERS

  The  following tables set forth compensation received  by  Paul
S. Endy, the Company's Chief Executive Officer, and Eric P. Endy, the only other executive officer of the Company whose total compensation for the fiscal year ended May 31,1996 exceeded $100,000.



                   SUMMARY COMPENSATION TABLE

                                Annual Compensation                    Long Term Compensation
                                                                       Awards           Payouts
                                             Other Annual  Restricted Stock  Options/    LTIP      All Other
Name and Principal   Fiscal Salary   Bonus   Compensation       Awards         SARs     Payouts  Compensation
   Position<F1>       Year    ($)     ($)        ($)             ($)           (#)        ($)         ($)

Paul S. Endy,        1996   195,875     -0-     -0-            -0-            -0-         -0-        -0-
Chairman of the      1995   197,693  27,000     -0-            -0-            -0-         -0-        -0-
Board and Chief      1994   311,441   1,585     -0-            -0-            -0-         -0-        -0-
Executive Officer

Eric P. Endy,        1996   150,231     -0-     -0-            -0-            -0-         -0-        -0-
President and        1995   150,160     -0-     -0-            -0-            -0-         -0-        -0-
Director             1994   113,997  29,130     -0-            -0-            -0-         -0-        -0-

<F1>  Paul  S.  Endy  and Eric P. Endy were  appointed  to  their respective offices on January 31, 1994

EMPLOYMENT AGREEMENT

  Pursuant to a two-year employment agreement entered into February 28, 1994, Mr. Eric P. Endy agreed to devote his full working time to the performance of his duties with the Company for an annual base salary of $150,000, plus an annual incentive bonus determined by the Compensation Committee of the Board of Directors. The employment agreement expired February 28, 1996 and has not been renewed.

COMPENSATION  COMMITTEE  AND  INCENTIVE  PLAN COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION
COMMITTEE AND INCENTIVE PLAN COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE STOCK PERFORMANCE CHART ON PAGE 8 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

  The Compensation Committee and Incentive Plan Committee (collectively, the "Committees"), composed entirely of directors who have never served as executive officers of the Company, determine and administer the compensation of the Company's executive officers.

  Although  no  compensation  policy  has  been  formalized,  the
Committees generally recommend that the Company compensate its executive officers at a level that will attract and retain individuals who are responsible for the management, development and success of the Company. The Committees believe that executive compensation should be designed to reward individuals for their services to the Company and encourage them to stay with the Company. The Committees' compensation decisions are submitted to the full Board of Directors for approval.

  Although the Committees believe that the Company's overall financial performance is an important factor in the total compensation of the Company's executive officers, no specific quantitative factors are applied in making compensation recommendations. The Committees also recognize qualitative factors such as successful supervision of the Company's operations, established relationships with key customers and the development of corporate projects and new products.

  The Committees also evaluate the total compensation of the Company's executive officers in light of the compensation practices and relative corporate financial performance of other companies in the gaming industry. The Committees' goal is for the Company to set base salaries for the Chief Executive Officer and other executive officers at appropriate levels which reflect the duties and scope of responsibilities of each officer's position. The Chief Executive Officer and other executive officers are also eligible to receive incentive compensation in the form of stock options under the Incentive Plan. During the last fiscal year an option to purchase 10,500 shares was granted to one executive officer.

  In evaluating the compensation of Paul S. Endy, Jr., Chairman of the Board and Chief Executive Officer of the Company, for the year ended May 31, 1996, the Committees considered the financial performance of the Company but recognized Mr. Endy's efforts in implementing cost reduction policies, Mr. Endy's experience in the industry and Mr. Endy's established customer relationships.


August 12, 1996  COMPENSATION COMMITTEE    INCENTIVE PLAN COMMITTEE

                 Richard W. Scott          Jerry G. West
                 Martin S. Winick          Richard W. Scott
                 Jerry G. West

       COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE
               INTERLOCKS AND INSIDER PARTICIPATION

  The Company's executive compensation is determined by the Compensation Committee and the Incentive Plan Committee, no member of which is or was an officer of the Company. For the 1996 fiscal year, the Compensation Committee and the Incentive
Plan  Committee consisted of Messrs. Richard W. Scott,  Jerry  G.
West and Martin S. Winick. Mr. Winick ceased to be a member of the Incentive Plan Committee as of July 29, 1996.

STOCK PERFORMANCE CHART

  Prior to the Company's 1994 public offering (the "1994 Offering"), the Company and its predecessors were privately held. In order to provide a representative comparison of the Company's stock performance, the following chart compares the cumulative stockholder return on the Company's Common Stock, since March 29, 1994, the date of the 1994 Offering, until May 31, 1996, with the cumulative return on the Standard & Poor's 500 Composite Stock Index and a self-determined industry peer group index.1

  The following chart assumes $100 invested March 29, 1994. The total return assumes the reinvestment of dividends, if any.


              COMPARISON OF CUMMULATIVE TOTAL RETURNS
                       Stock Performance Graph

        [GRAPH BASED ON THE FOLLOWING INFORMATION APPEARS
              ON PRINTED ORIGINAL PROXY STATEMENT.]

INDEX DESCRIPTION             3/29/94     5/31/94     5/31/95    5/31/96
Paul-Son Gaming Corporation    100.0       116.3        61.2       69.4
Total Return Index for S&P     100.0       101.4       121.9      156.6
  500 Stocks
Self Determined Peer Group     100.0        78.1        45.4       51.3

<F1> The  companies  in the peer group include:  Autotote  Corp.,
     Bally Gaming, Inc., Casino Data Systems, Conquest Industries, Inc., American Gaming and Entertainment (formerly Gamma International, Ltd.), Gtech Holdings Corporation, Innovative Gaming, Inc., International Game Technology, Mikohn Gaming Corporation, Shuffle Master, Inc., Sodak Gaming, Inc., Alliance Gaming, Inc. and Video Lottery Technologies, Inc.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Company was incorporated in 1993 for the purpose of acquiring all of the gaming supply businesses owned or controlled by Paul S. Endy, Chairman of the Board and Chief Executive Officer of the Company. In conjunction with the 1994 Offering, a reorganization of the Company and a related asset acquisition were effected (collectively, the "Reorganization/Acquisition"). As a part of the Reorganization/Acquisition, the Company purchased from Paul S. Endy the assets of Sisk, a distributor of playing cards and table game equipment to California card clubs. For the purchase of Sisk, the Company paid Mr. Endy, in part, a promissory note for the sum of $500,000 requiring four annual principal payments of $125,000 commencing on March 28, 1995 plus accumulated interest at the rate of 6% per annum. During the fiscal year ended May 31, 1996, the Company paid principal of $235,000 and accrued interest of $7,281 on the promissory note to Mr. Endy, leaving a principal balance due of $15,000 at May 31, 1996. The entire balance due under the promissory note was paid off following the end of the fiscal year.

SERVICES AND PRODUCTS PROVIDED BY RELATED PARTIES

  Laurence A. Speiser, Ltd., of which Secretary and Director Laurence A. Speiser is the principal, provides legal services to the Company. During the fiscal year ended May 31, 1996, the Company paid Laurence A. Speiser, Ltd. $128,591 for legal services rendered and related costs and expenses.

  The Company purchased plastic playing cards directly from Kem Plastic Playing Cards, Inc. ("Kem Cards") in an amount totaling $331,355 during the fiscal year ended May 31, 1996. Mr. Henry A. Suraci, a Director of the Company until his resignation in May 1996, is a director and executive officer and principal stockholder of Kem Cards and of the corporation which is the majority owner of Kem Cards.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Section 78.751 of Chapter 78 of the Nevada Revised Statutes ("NRS"), Article X of the Company's Articles of Incorporation, and Article VII of the Company's Bylaws contain provisions for indemnification of officers and directors of the Company. The indemnification provisions in the Articles of Incorporation require the Company to indemnify the Company's officers and directors to the full extent permitted by Nevada law. Each such person will be indemnified in any proceeding provided that such person's acts or omissions did not involve intentional misconduct, fraud or knowing violation of law or the payment of dividends in violation of NRS 78.300. Indemnification would cover expenses, including attorneys' fees, judgments, fines and amounts paid in settlement.

  The Company's Articles of Incorporation also provide that the Company's Board of Directors may cause the Company to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer or arising out of such status, whether or not the Company would have the power to indemnify such person. The Company has obtained and maintains such insurance.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

  The Company believes that the transactions described above are on terms at least as favorable as would have been obtainable from non-related parties. The Company requires that the Audit Committee of the Board of Directors review certain related party transactions.

               SECTION 16(A) BENEFICIAL OWNERSHIP
                      REPORTING COMPLIANCE

  Section  16(a)  of  the Securities Exchange Act  of  1934  (the
"Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and stockholders holding more than ten percent of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended May 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were satisfied.

       RATIFICATION OF AN AMENDMENT TO THE PAUL-SON GAMING
            CORPORATION 1994 LONG-TERM INCENTIVE PLAN

  The Incentive Plan was adopted by the Board of Directors on January 31, 1994 and ratified by the Company's stockholders on October 5, 1994. On July 29, 1996, the Board of Directors
amended the Incentive Plan to increase the amount of the Company's Common Stock reserved for issuance under the Incentive Plan to an aggregate of 1,000,000 shares, an increase of 500,000 shares. The Company's Board of Directors believes the amendment is necessary in order to have sufficient shares of Common Stock available under the Incentive Plan to be able to reward executive officers, key employees and outside consultants for their service to the Company and to encourage them to continue in the employ of or to provide services to the Company.

  In  connection  with  the  adoption of  the  amendment  to  the
Incentive Plan, and subject to stockholder approval of the amendment, the Board of Directors granted non-statutory stock options as follows: (i) Paul S. Endy, 100,000 shares, fully vested, at an exercise price of $8.0625; (ii) Eric P. Endy, 100,000 shares, 25,000 fully vested and the balance vesting over three years with the first installment vesting July 29, 1997, at an exercise price of $8.0625; and (iii) Martin S. Winick, 150,000, 37,500 fully vested and the balance vesting over three years with the first installment vesting July 29, 1997, at an exercise price of $8.0625.

  The following chart illustrates the number of shares of Common Stock underlying options, and the dollar value of such options, granted in connection with the July 29, 1996 amendment to the Incentive Plan and subject to stockholder approval of such amendment, to (i) Paul S. Endy, the Company's Chief Executive Officer; (ii) Eric P. Endy, the Company's President; (iii) Martin
S. Winick, a Director; (iv) all current executive officers as a group; (v) all current directors who are not executive officers as a group; and (vi) all employees, including all current officers who are not executive officers, as a group. No other options have been granted under the Incentive Plan subsequent to the Board of Directors' approval of the Incentive Plan amendment. Future grants under the Incentive Plan will be made in accordance with the grant procedures described below.

                  1994 LONG-TERM INCENTIVE PLAN
                                             Number of Shares
                           Dollar Value      of Common Stock
Name and Position           <F1>, <F2>    Underlying Options<F1>

Paul S. Endy<F3>            $43,750              100,000
Chief Executive Officer

Eric P. Endy<F3>            $43,750              100,000
President

Martin S. Winick<F3>        $65,625              150,000
Director

Executive Officer Group     $87,500              200,000

Non-Executive Officer       $65,625              150,000
Director Group

Non-Executive Officer           -0-                  -0-
Employee Group

<F1>  Does  not include grants issued prior to the July 29,  1996 amendment to the Incentive Plan.
<F2>  Dollar  value is calculated as of August 19, 1996 based  on the Nasdaq National Market closing bid price of $8.50.
<F3>  On  July 29, 1996, in connection with the adoption  of  the amendment to the Incentive Plan which will be submitted for stockholder approval at the Annual Meeting, the Board of Directors granted non-statutory stock options to Paul
      S. Endy (100,000 shares), Eric P. Endy (100,000 shares), and Martin S. Winick (150,000 shares). The option grants are subject to stockholder approval of the Incentive Plan amendment.

INCENTIVE PLAN DESCRIPTION

  Options and restricted stock are intended to be granted under the Incentive Plan primarily to those persons who possess the capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options and restricted stock awards are to be made are to be determined from time to time by the Incentive Plan Committee, it is impossible at this time to indicate the precise number, names, or positions of persons who will receive options or restricted stock awards or the number of shares for which options or restricted stock awards will be granted to any such employee or consultant. The Company anticipates that approximately thirty employees and five consultants will participate in the Incentive Plan over the next three fiscal years; however, no assurance can be given as to the exact number of participants. Pursuant to the recent amendment, and subject to adjustment by reason of stock splits  or  other capital adjustments, an aggregate of  1,000,000 shares of Common Stock is reserved for issuance in connection with the Incentive Plan.

  The Incentive Plan is administered by the Incentive Plan Committee, consisting of not less than two non-employee directors of the Company selected by, and serving at, the pleasure of the Company's Board of Directors. Based upon the recommendations from the Company and its operating subsidiaries, the Incentive
Plan Committee determines the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards. Only employees who serve as executives and other key employees of the Company or its operating subsidiaries, the Company's employee-directors, and certain outside consultants are eligible for selection as participants in the Incentive Plan. An incentive stock option may not be issued to a person who, at the time of grant, is not an employee of the Company or to a person who owns stock of the Company possessing more than 10% of the total combined voting power of all the classes of stock of the Company or a subsidiary.

  Stock options granted under the Incentive Plan have an option exercise price equal to the last reported sale price of the Common Stock on the date of grant on the Nasdaq National Market, or such other stock exchange on which the Common Stock may be listed from time to time. Options may be exercised by payment of the option price in full (i) in cash, (ii) in Common Stock, including Common Stock underlying the option being exercised, having a fair market value equal to such option price, or (iii) a combination of cash and Common Stock, including the Common Stock underlying the option being exercised. An option may be exercised no earlier than six months and one day from the date of grant. An option may not be transferred or assigned other than by will or the laws of descent and distribution.

  If an option holder ceases to be employed by the Company or a subsidiary, except by reason of death or retirement, the option holder must exercise an option within the earlier of either the tenth anniversary after the date of grant, or three months after the date such option holder's employment ends. In the event of termination of employment due to retirement, all options granted to such option holder and exercisable on the date of the option holder's retirement shall expire on the earlier of the tenth anniversary after the date of grant or the date of the second anniversary of such option holder's retirement. Any installment not exercisable on the date of such termination or retirement shall expire. In the event of termination of employment due to the death of the option holder, the option may be exercised, to the extent of the number of shares that the option holder could have exercised on the date of option holder's death, by the option holder's estate, personal representative, or beneficiary who acquires the option by will or by the laws of descent and distribution.

  As of August 19, 1996, outstanding options representing 585,000 shares of Common Stock had been granted under the Incentive Plan. The Common Stock underlying options granted pursuant to the Incentive Plan traded at a closing bid price of $8.50 per share on August 19, 1996, as reported by the Nasdaq National Market.

FEDERAL TAX CONSEQUENCES OF OPTIONS

  Holders of incentive stock options will not recognize taxable income as a result of the grant or exercise of such options. If the option holder does not dispose of the stock transferred to the option holder within two years from the date of the grant and within one year after the stock is transferred to the option holder, then any gain or loss recognized on the disposition of the stock will be a long-term capital gain or loss equal to the difference between the amount realized by the option holder and the option price. However, the difference between the option exercise price and the fair market value of the shares on the option exercise date will be treated as a tax preference item subject to alternative minimum tax. The Company will not be entitled to any tax deduction in connection with the grant or exercise of any incentive stock option. However, if stock acquired pursuant to an incentive stock option is disposed of before the holding periods described above expire, then the excess of fair market value (but not in excess of the sales proceeds) of such stock on the option exercise date over the option price will be treated as compensation income to the option holder in the year in which such disposition occurs and the Company will be entitled to a commensurate income tax deduction. Any difference between the sales proceeds and the fair market value of the stock on the option exercise date will be treated as a long-term capital gain or loss if the shares were held more than one year after the option exercise date.

  Except as provided in the next paragraph below, the holder of a non-statutory stock option, upon exercise, must include in ordinary income subject to federal taxation an amount equal to the excess of the fair market value of the stock acquired at date of exercise over the aggregate price paid pursuant to the option for such stock. Accordingly, the Company may, as a condition to the exercise of a non-statutory stock option, deduct from payments otherwise due to the option holder the amount of taxes to be withheld by virtue of such exercise or require that the option holder pay such withholding to the Company or make other arrangements satisfactory to the Company regarding the payment of such taxes.

  When an officer or director who is subject to Section 16(b) of the Exchange Act exercises a non-statutory stock option, no income is recognized for federal income tax purposes at the time of exercise unless the option holder makes an appropriate election within thirty days after the date of exercise, in which case the rules described in the preceding paragraph would apply. If such an election is not made, the option holder will recognize ordinary income on the date that is six months after the date of the exercise (generally, the first day that the sale of such shares  would  not create liability under Section  16(b)  of  the
Exchange Act). The ordinary income recognized will be the excess, if any, of the fair market value of the shares on such later date over the option exercise price, and the Company's tax deduction will also be deferred until such later date. The effect of the alternative minimum tax may not be delayed for six months after exercise of incentive stock options by an officer or director subject to Section 16 of the Exchange Act.

  Option holders should consult their own tax counsel as to the consequences under federal, state and local tax laws upon the grant and exercise of the options on the subsequent sale of the stock.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  IN  FAVOR  OF THE
RATIFICATION OF THE AMENDMENT TO THE PAUL-SON  GAMING CORPORATION
1994 LONG-TERM INCENTIVE PLAN

          INTEREST IN CERTAIN MATTERS TO BE ACTED UPON

  The Company's executive officers, key employees and consultants, including, but not limited to, Paul S. Endy, Eric P. Endy, Lawrence A. Speiser, Martin S. Winick, Louis W. DeGregorio and Kirk Scherer will benefit from the ratification of the amendment to the Incentive Plan, increasing the shares of the Company's Common Stock available for issuance under the Incentive Plan. Additionally, because the option grants on July 29, 1996 to Messrs. Paul Endy, Eric Endy and Winick were made subject to stockholder ratification of the amendment to the Incentive Plan, Messrs. Paul Endy, Eric Endy and Winick will benefit from such ratification.

                 INDEPENDENT PUBLIC ACCOUNTANTS

  The Company's independent public accountants, Deloitte & Touche LLP, have audited the Company's books for the fiscal year ended May 31, 1996, and are expected to have a representative present at the Annual Meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The Company has not yet formally engaged an independent public accountant to audit the Company's financial statements for the year ended May 31, 1997.

  On October 18, 1995, the Company dismissed McGladrey & Pullen, LLP ("McGladrey") as its independent accountants. Neither of McGladrey's reports on the financial statement for the Company's fiscal years ended May 31, 1994 or 1995 contained an adverse opinion or a disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principals. During the Company's fiscal years ended May 31, 1994 and 1995, the Company had no disagreement with McGladrey on any matter of of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make a reference to the subject matter of the disagreement in connection with its reports. The decision to change accountants was recommended by the Audit Committee and was approved by the Board of Directors. On October 24, 1995, the Company engaged Deloitte & Touche LLP, Las Vegas, Nevada, to audit the Company's financial statements for the fiscal year ended May 31, 1996.

                        VOTING PROCEDURES

  A majority of a quorum of stockholders present in person or represented by proxy voting "FOR" each of the matters being submitted to the stockholders is required to approve the matters being voted on at the meeting. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" a matter submitted to stockholders. Neither the Company's Articles of Incorporation, Bylaws, nor Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

  The Company has appointed three inspectors of election to: determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.

               1997 ANNUAL MEETING OF STOCKHOLDERS

  The next annual meeting of stockholders will be held on or about October 9, 1997. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company's Proxy Statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Exchange Act and must submit the proposal to the Company and such proposal must be received no later than April 30, 1997.

                         OTHER BUSINESS

  The Board of Directors does not know of any other business which will be presented for action by the stockholders at the Annual Meeting. However, if any business other than that set forth in the Notice should be presented at the Annual Meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board of Directors of the Company, and in that connection will use their discretion and vote all proxies in accordance with their judgment.

  The Company's 1996 Annual Report to Stockholders, including financial statements for the twelve months ended May 31, 1996, accompanies these proxy materials, which are being mailed to all stockholders of the Company who were stockholders at the close of business on August 28, 1996.

                              By order of the Board of Directors,

                              /s/ Laurence A. Speiser

                              Laurence A. Speiser, Secretary

DATED:  August 29, 1996

THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULE THERETO, FOR THE TWELVE MONTHS ENDED MAY 31, 1996, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THE ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-K, WRITTEN REQUEST MUST BE MADE TO THE COMPANY AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT HE WAS A BENEFICIAL OWNER OF THE COMPANY'S SECURITIES AS OF AUGUST 28, 1996.

REQUESTS SHOULD BE ADDRESSED TO:

                              Paul-Son Gaming Corporation
                              Attention:  Eric P. Endy
                              2121 S. Industrial Road
                              Las Vegas, Nevada 89102

                   PAUL-SON GAMING CORPORATION

    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 17, 1996
               SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned stockholder of Paul-Son Gaming Corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders in connection with the annual meeting of stockholders of the Company to be held at Treasure Island at the Mirage, Las Vegas, Nevada, on Thursday, October 17, 1996, at 10:00 o'clock in the morning, local time, and hereby appoints Eric P. Endy and Martin S. Winick and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

                 (TO BE SIGNED ON REVERSE SIDE)

 [X]  Please mark your votes
      as in this example




                                         NOMINEES:  Eric P. Endy
                   FOR    WITHHELD                  Richard W. Scott
1.  Election of    [ ]       [ ]
    Directors

(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


                                    FOR     AGAINST     ABSTAIN
2.  Approve and ratify amendment    [ ]       [ ]         [ ]
    to the Paul-Son Gaming
    Corporation 1994 Long-Term
    Incentive Plan.

3.  In their discretion, upon
    such other matters as may
    properly come before the
    annual meeting.


The shares represented by this proxy will be voted as specified. If no specification is made, the shares represented by this proxy will be voted in favor of all nominees listed, in favor of approval and ratification of the amendment to the Paul-Son Gaming Corporation 1994 Long-Term Incentive Plan, and in the discretion of the proxies, on other matters that may properly come before the annual meeting.


SIGNATURE(s)_________________________     DATE_______________

NOTE: PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS. Date the Proxy in the space provided. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

                            APPENDIX

                   PAUL-SON GAMING CORPORATION

                  1994 LONG-TERM INCENTIVE PLAN


       ADOPTED BY THE BOARD OF DIRECTORS JANUARY 31, 1994
        AMENDED BY THE BOARD OF DIRECTORS AUGUST 24, 1994
          APPROVED BY THE STOCKHOLDERS OCTOBER 5, 1994
   FURTHER REVISED BY THE BOARD OF DIRECTORS ON JULY 29, 1996



1.   PURPOSE

     The 1994 Long-Term Incentive Plan (the "Plan") is intended to promote the interests of Paul-Son Gaming Corporation and its subsidiaries (collectively the "Corporation") by offering those executive officers, key employees and outside consultants of the Corporation who are primarily responsible for the management, growth and success of the business of the Corporation, the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of or to provide services to the Corporation.

2.   DEFINITIONS

     For all purposes of this Plan, the following terms shall have the following meanings:

     "Common Stock" means Paul-Son Gaming Corporation common stock, $.01 par value.

     "ISO"   means   incentive  stock  options  qualified   under
Section 422 of the Internal Revenue Code of 1986, as amended.

     "Non-statutory Options" means stock options not qualified under Section 422 of the Internal Revenue Code of 1986, as amended.

     "Paul-Son" means Paul-Son Gaming Corporation.

     "Restricted Shares" means shares of Common Stock which have not been registered under federal securities law.

     "Subsidiary"  means  any company of  which  Paul-Son  Gaming
Corporation owns, directly or indirectly, the majority of the combined voting power of all classes of stock.

3.   ADMINISTRATION

     The Plan shall be administered by a Committee (the "Committee") of not less than two non-employee directors of Paul-Son selected by, and serving at the pleasure of, Paul-Son's Board of Directors ("Paul-Son Board"). Directors who are also employees of Paul-Son or any

Subsidiary, or who have been such employees within one year, may not serve on the Committee. Such non-employee directors shall be "disinterested" directors as provided under Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934 ("Exchange Act").

     Initially, the Company or Subsidiary will recommend to the Committee persons to whom awards may be granted. The Committee then shall have the authority, subject to the terms of the Plan, to determine, based upon recommendations, the persons to whom awards shall be granted ("Participants") the number of shares covered by each award, the time or times at which awards shall be granted, the timing of when awards shall vest, and the terms and provisions of the instruments by which awards shall be evidenced, and to interpret the Plan and make all determinations necessary or to a person advisable for its administration. The Committee shall notify the Paul-Son Board of all decisions concerning awards granted to Participants under the Plan, the interpretation thereof, and determinations concerning its administration.

     Notwithstanding the foregoing, the initial grants of Non-statutory Options under this Plan and the terms of such grants, shall be as set forth in "Schedule A" attached hereto and incorporated herein by this reference; and such grants shall not be modified or amended except in accordance with Section 9 or with the consent of the respective Participants.

4.   ELIGIBILITY

     Only persons who are employees, outside consultants, officers or employee-directors of the Corporation or of any Subsidiary shall be granted awards. An ISO may not be issued to a person who, at the time of grant is a non-employee of the Corporation or to a person who owns stock of the Corporation possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a subsidiary.

5.   STOCK SUBJECT TO THE PLAN

     The stock from which awards may be granted shall be shares of Common Stock. When Restricted Shares are vested or when options are exercised, Paul-Son may either issue authorized but unissued Common Stock or Paul-Son may transfer issued Common Stock held in its treasury. Each of the respective boards of
Paul-Son and Subsidiaries will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants. The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 1,000,000 shares in total. Any Restricted Shares awarded and later forfeited are again subject to award under the Plan. If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

6.   GRANTING OF OPTIONS

     The date of grant of options to Participants under the Plan will be the date on which the options are awarded by the Committee. The grant of any option to any Participant shall neither entitle nor disqualify such Participant from participating in any subsequent grant of options.

7.   TERMS AND CONDITIONS OF OPTIONS

     Options shall be designated Non-statutory Options or ISOs and shall be evidenced by written instruments approved by the Committee. Such instruments shall conform to the following terms and conditions:

     7.1  Option Price

     The option price per share for an option shall be the fair market value of the Common Stock underlying the option on the day the option is granted. Fair market value shall be an amount equal to the initial public offering price of the Common Stock or the last reported sale price of the Common Stock on such date on the Nasdaq National Market, or such other stock exchange on which the Common Stock may be listed from time to time. The option price shall be paid (i) in cash or (ii) in Common Stock, including Common Stock underlying the option being exercised, having a fair market value equal to such option price or (iii) in a combination of cash and Common Stock, including Common Stock underlying the option being exercised. The fair market value of Common Stock delivered to the Corporation pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale price of the Common Stock on the Nasdaq National Market on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

     7.2  Term and Exercise of Options

     No option shall be exercisable sooner than six months and one day from the date of grant.

     Except in special circumstances, each option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Committee. However the Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier date, if the Committee deems such provision to be in the interests of the Corporation or necessary to realize the reasonable expectation of the optionee.

     After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option. After becoming exercisable an option may be exercised by the optionee from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. The Committee may provide that payment of the option exercise price may be made following delivery of the certificate for the exercised shares.

     Upon the exercise of a stock option, the purchase price will be payable in full in cash or Common Stock, or a combination thereof, as provided in Paragraph 7.1. Any shares of Common Stock so assigned and delivered to Paul-Son or the Subsidiary, as applicable, in payment or partial payment of the purchase price will be valued at Fair Market Value on the exercise date. Upon the exercise of an option, Paul-Son or a Subsidiary, as applicable, shall withhold from the shares of Common Stock to be issued to the Participant the number of shares necessary to satisfy Paul-Son's or the Subsidiary's, as applicable, obligation to withhold federal taxes, such determination to be based on the shares' Fair Market Value on the date of exercise.

     7.3  Termination of Employment or Association

     If an optionee ceases, other than by reason of death or retirement as determined under any of the Corporation's pension plans, if any, to be employed or associated with the Corporation, all options granted to such optionee and exercisable on the date of termination of employment or association shall expire on the earlier of (i) the tenth anniversary after the date of grant or
(ii) three months after the day such optionee's employment or association ends.

     If   an  optionee  retires,  all  options  granted  to  such
optionee,   and  exercisable  on  the  date  of  such  optionee's
retirement shall expire on the earlier of (i) the tenth anniversary after the date of grant or (ii) the second anni versary of the day of such optionee's retirement.

     Any installment not exercisable on the date of such termination or retirement shall expire and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

     7.4  Exercise Upon Death of Optionee

     If an optionee dies, the option may be exercised, to the extent of the number of shares that the optionee could have exercised on the date of such death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant or (ii) the first anniversary of such optionee's death. On the earlier of such dates, the option shall terminate.

     7.5  Assignability

     No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distri bution and during the lifetime of the optionee the option shall be exercisable only by such optionee.

     7.6  Limitation on Incentive Stock Options

     During a calendar year, the aggregate fair market value of the option stock (determined at the time of the ISO grant) for which ISOs are exercisable by a person for the first time under the Plan, cannot exceed $100,000.

8.   RESTRICTED SHARE AWARDS

     8.1  Grant of Restricted Share Awards

     The Committee will determine for each Participant the time or times when Restricted Shares shall be awarded and the number of shares of Common Stock to be covered by each Restricted Share award.

     8.2  Restrictions

     Shares  of  Common  Stock  issued  to  a  Participant  as  a
Restricted   Share  award  will  be  subject  to  the   following
restrictions ("Share Restrictions"):

          (a) Except as set forth in Paragraphs 8.4 and 8.5, all of the Restricted Shares subject to a Restricted Award will be forfeited and returned to Paul-Son or, in the event such Restricted Shares were provided to the Participant from shares of Common Stock purchased by the Subsidiary, then the Restricted Shares will be returned to the Subsidiary. In either case, all rights of the Participant to such Restricted Shares will terminate without any payment of consideration by Paul-Son or the Subsidiary with which the Participant is employed or associated, unless the Participant maintains his or her employment or association (including consulting arrangements) with Paul-Son or a Subsidiary for a period of time determined by the Committee.

          (b) During the longer of the restriction period ("Restriction Period") relating to a Restricted Share award or a period of six months and one day from the date of the award, none of the Restricted Shares subject to such award may be sold, assigned, bequeathed, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant.

          (c) The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Shares sold or granted pursuant to the Plan will remain in the physical custody of Paul-Son or the employing Subsidiary or an escrow holder during the Restriction Period.

          (d) Each certificate representing a Restricted Share sold or granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed on the Restricted Share.

          (e) The Committee may impose other restrictions on any Restricted Shares sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such share or shares of the same class are then listed and under any state securities laws or other securities laws applicable to such shares.

     8.3  Rights as a Stockholder

     Except as set forth in Paragraph 8.2(b), the recipient of a Restricted Share award will have all of the rights of a stockholder of Paul-Son with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive all dividends or other distributions made with respect to the Restricted Shares.

     8.4  Lapse of Restrictions at Termination of Employment

     In the event of the termination of employment, or association of a Participant during the Restriction Period by reason of death, total and permanent disability, retirement as determined under any of the Corporation's pension plans, if any, or discharge from employment other than a discharge for cause, the Committee may, at its discretion, remove Share Restrictions on Restricted Shares subject to a Restricted Share award.

     Restricted Shares to which the Share Restrictions have not so lapsed will be forfeited and returned to the Corporation as provided in Paragraph 8.2(a).

     8.5  Lapse of Restrictions at Discretion of the Committee

     The Committee may shorten the Restriction Period or remove any or all Share Restrictions if, in the exercise of its absolute discretion, it determines that such action is in the best interests of the Corporation and equitable to the Participant.

     8.6  Listing and Registration of Shares

     The Corporation may, in its reasonable discretion, postpone the issuance and/or delivery of Restricted Shares until completion of stock exchange listing, or registration, or other qualification of such Restricted Shares under any law, rule or regulation.

     8.7  Designation of Beneficiary

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Restricted Shares to which such Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing by the Participant. If a Participant fails effectively to designate a beneficiary, then such Participant's estate will be deemed to be the beneficiary.

     8.8  Withholding of Taxes for Restricted Shares

     When the Participant, as holder of the Restricted Shares, recognizes income, either on the Date of Grant or the date the restrictions lapse, Paul-Son or a Subsidiary, as applicable, shall withhold from the shares of Common Stock, the number of shares necessary to satisfy Paul-Son's or the Subsidiary's, as applicable, obligation to withhold federal taxes, such determination to be based on the shares' Fair Market Value as of the date income is recognized.

9.   CAPITAL ADJUSTMENTS

     The number and price of Common Stock covered by each award of options and/or Restricted Shares and the total number of shares that may be granted or sold under the Plan shall be proportionally adjusted to reflect, subject to any required action by stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

10.  CHANGE OF CONTROL

     Notwithstanding the provisions of Section 9, in the event of a change of control, all share restrictions on all Restricted Shares will lapse and vesting on all unexercised stock options will accelerate to the change of control date. For purposes of this plan, a "Change of Control" of Paul-Son shall be deemed to have occurred at such time as (a) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), not including Paul S. Endy, or his heirs or assigns, or the Paul S. Endy, Jr. Living Trust, or its beneficiaries, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Paul-Son representing 25.0% or more of the combined voting power of Paul-Son's outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board of Directors of Paul-Son on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of Paul-Son serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Paul-Son occurs, unless such merger or consolidation shall have been affirmatively recommended to Paul-Son's stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of Paul-Son, by someone other than the current management of Paul-Son seeking stockholder approval of a plan of reorganization, merger or consolidation of Paul-Son with one or more corporations as a result of which the outstanding shares of Paul-Son's securities are actually exchanged for or converted into cash or property or securities not issued by Paul-Son unless the reorganization, merger or consolidation shall have been affirmatively recommended to Paul-Son's stockholders by a majority of the Incumbent Board.

11.  APPROVALS

     The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required, including gaming regulatory agencies, and upon obtaining stockholder ratification of the Plan.

12.  EFFECTIVE DATE OF PLAN

     The effective date of the Plan is January 31, 1994.

13.  TERM AND AMENDMENT OF PLAN

     This Plan shall expire on January 30, 2004 (except to options and Restricted Shares outstanding on that date). Paul-Son's Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the holders of a majority of the outstanding Common Stock: the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 9); the provisions of Section 4 regarding eligibility may not be modified; the purchase price at which shares may be offered pursuant to options may not be reduced (except by adjustment pursuant to Section 9); and the expiration date of the Plan may not be extended and no change may be made which would cause the Plan not to comply with Rule 16b-3 of the Exchange Act. No action of the Paul-Son Board or Paul-Son's stockholders, however, may, without the consent of an optionee or Restricted

Shares grantee, alter or impair such Participant's rights under any option or Restricted Shares previously granted.

14.  NO RIGHT OF EMPLOYMENT

     Neither the action of Paul-Son in establishing this Plan, nor any action taken by any Board of Paul-Son or any Subsidiary or the Committee, nor any provision of the Plan itself, shall be construed to limit in any way the right of Paul-Son to terminate a Participant's employment or association at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that the Corporation will employ an employee in any particular position nor ensure participation in any future compensation or stock purchase program.

15.  WITHHOLDING TAXES

     Paul-Son or the Subsidiary, as applicable, shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments or the issuance of Common Stock under the Plan. Whenever under the Plan, Common Stock is to be delivered upon vesting of Restricted Shares or exercise of an option, the Committee shall be entitled to require as a condition of delivery that the Participant remit or provide for the withholding of an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

16.  PLAN NOT A TRUST

     Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Corporation and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Corporation pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

17.  NOTICES

     Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

18.  SEVERABILITY OF PROVISIONS

     If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be con strued and enforced as if such provisions had not been included.

19.  PAYMENT TO MINORS, ETC.

     Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting there for shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Corporation and other parties with respect thereto.

20.  HEADINGS AND CAPTIONS

     The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

21.  CONTROLLING LAW

     This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

22.  ENFORCEMENT OF RIGHTS

     In the event the Corporation or a Participant is required to bring any action to enforce the terms of this Plan, the prevailing party shall be reimbursed by the non-prevailing party for all costs and fees, including actual attorney fees, for bringing and pursuing such action.

                           SCHEDULE A


                   PAUL-SON GAMING CORPORATION

                  1994 LONG-TERM INCENTIVE PLAN

                      INITIAL OPTION GRANTS

     Type of Options:    Non-Statutory

     Exercise Price
      of Options:        Public Offering Price

     Vesting Schedule
      of Options         25% at February 1, 1995
                         25% at February 1, 1996
                         25% at February 1, 1997
                         25% at February 1, 1998

GRANTEE                 NO. OF
                        SHARES

Larry Speiser          100,000
Lou DeGregorio          30,000
Charlie Endy            30,000
Jim Farnham             30,000
Mike Cox                15,000
Frank Moreno            15,000
Ron Coiro               30,000
Chris Costello          12,500
Hank Van Son             4,000
Jay Peiper               4,000
Dennis Endy              5,000
David Endy               4,000
Don Williams             4,000
Elaine Hutchison         3,000
Cheryl Tobin             3,000
Al Treise                4,000
Willie Santiago          4,000
Henry Pingtella          3,000
Wayne White              3,000
Jewell Hall              3,000

Total Shares           306,500